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                                                                  EXHIBIT 10.19
                              AMENDMENT NUMBER TWO
                                       TO
                            STOCK PURCHASE AGREEMENT
                                      AND
                        TRANSITIONAL SERVICES AGREEMENT


        THIS AMENDMENT NUMBER TWO (this "AMENDMENT"), is made as of this 1st day of February, 1996, by and among THE TJX COMPANIES, INC., a Delaware corporation ("BUYER"), MELVILLE CORPORATION, a New York corporation ("SELLER"), and MARSHALLS, INC., a Massachusetts corporation ("COMPANY").

                                    RECITALS

        1. Seller and Buyer entered into that certain Stock Purchase Agreement, dated as of October 14, 1995, as amended pursuant to that certain Amendment Number One to Stock Purchase Agreement, dated as of November 17, 1995 (as amended, the "PURCHASE AGREEMENT").

        2. Seller, Buyer and Company entered into that certain Transitional Services Agreement, dated as of November 17, 1995 (the "SERVICES AGREEMENT").

        3. Seller, Buyer and Company are desirous of making certain amendments and modifications to the Purchase Agreement and the Services Agreement.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. PURCHASE AGREEMENT AMENDMENT. Section 9.2 of the Purchase Agreement is hereby amended by deleting the date "April 30, 1996" therein and substituting the date "July 31, 1996" therefore.

        2. SERVICES AGREEMENT AMENDMENTS. (a) Exhibit A-4 of the Services Agreement is hereby amended by deleting the date "April 30, 1996" in the first
(1st) paragraph of the subsection captioned "Health, Medical and Other Employee Benefit Services" and substituting the data "July 31, 1996" therefore.

        3. EFFECT ON PURCHASE AGREEMENT AND SERVICES AGREEMENT. Except to the extent of the amendments set forth specifically herein, all provisions of the Purchase Agreement and the Services Agreement are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution,


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delivery and effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Purchase Agreement or Services Agreement not specifically amended herein.

     4. EXECUTION IN COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed via facsimile transmissions in any number of counterparts, each of which shall be deemed for all purposes to be an original, but all of which together shall constitute one and the same Amendment. This Amendment shall become effective immediately upon execution.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed as of the date first above written by their respective officer thereunto duly authorized.

                                             BUYER:
                                             ------

                                             THE TJX COMPANIES, INC.


                                             By: /s/ Donald G. Campbell
                                                 -----------------------------
                                                 Name:
                                                 Title:



SELLER:                                      COMPANY:
- -------                                      --------

MELVILLE CORPORATION                         MARSHALLS, INC.


By: /s/ Jerald L. Maurer                     By: /s/ Donald G. Campbell
    ----------------------------                 -------------------------
    Name:                                        Name:
    Title: Senior Vice Pres.                     Title: